Filed Pursuant to Rule 497(e)
                                                      Registration No. 333-80099



                        THE GABELLI BLUE CHIP VALUE FUND
                                  (THE "FUND")

Supplement dated March 31, 2009 to the Fund's  Class A, B, C, and I Shares
       Prospectus, and the Fund's Class AAA Shares Prospectus, each dated
        April 29, 2008


The Adviser contractually has agreed to extend the waiver of all or a portion of its investment advisory fee and/or to reimburse certain expenses of each Class of the Fund as described in the Prospectuses on pages 5 and 7 for Class A, B, C, and I Shares and pages 4 and 6 for Class AAA Shares through at least May 1, 2010.